Morgan Stanley Municipal Income Opportunities Trust III
                          Item 77(O) 10F-3 Transactions
                        October 31, 2003 - March 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
                             $98.93 $2,000,0  1,000,   0.05%   1.18   Goldman
                                       00       000             %     Sachs &
                                       000                           Co, Stone
                                                                         &
                                                                     Youngberg
                                                                      LLC, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     CIBC World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                        City
                                                                      National
                                                                     Securities
                                                                     Inc, EJ De
                                                                     Las Rosa &
                                                                      Co Inc,
 State of                                                             Fidelity
California                                                            Capital
 Various    02/20/                                                    Markets,
 Purpose      04                                                       First
 General                                                               Albany
Obligation                                                            Capital
  Bonds                                                               Markets,
                                                                       Great
                                                                      Pacific
                                                                     Securities
                                                                     , Grigsby
                                                                         &
                                                                     Associates
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                        LLC,
                                                                      Jackson
                                                                     Securities
                                                                      , Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                     JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                      O'Conner
                                                                     Southwest
                                                                     Securities
                                                                      , Prager
                                                                     Sealy & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wedbush
                                                                       Morgan
                                                                     Securities
                                                                     and Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                        LLC